Exhibit 10.13

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO THE TRUSTEE, PAYING AGENT, REGISTRAR OR ANY AGENT THEREOF FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY BOND ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

THIS BOND MAY NOT BE TRANSFERRED OR SOLD TO ANYONE OTHER THAN A “QUALIFIED INSTITUTIONAL BUYER”, WITHIN THE MEANING OF RULE 144A PROMULGATED UNDER THE SECURITIES ACT OF 1933. PURSUANT TO THE INDENTURE, THE SERIES 2022B BONDS SHALL NOT BE TRANSFERRED BY ANY HOLDER THEREOF DURING THE SIX-MONTH PERIOD BEGINNING ON THE DATE OF ISSUANCE OF THE SERIES 2022B BONDS.

GALLATIN COUNTY, MONTANA

INDUSTRIAL DEVELOPMENT REVENUE BONDS

(BRIDGER AEROSPACE GROUP PROJECT)

SERIES 2022B (TAXABLE) (SUSTAINABILITY BONDS)

No. R-1				$25,000,000.00

	Interest Rate	Maturity Date	Dated	CUSIP
	11.500%	September 1, 2027	August 10, 2022	363671 BN7

REGISTERED OWNER: CEDE & CO.

PRINCIPAL AMOUNT: ***TWENTY FIVE MILLION DOLLARS AND NO CENTS***]

GALLATIN COUNTY, MONTANA, a duly constituted public entity, agency, county and political subdivision of the State of Montana (the “County”), for value received, hereby promises to pay, from the sources hereinafter described, the principal amount stated above in lawful money of the United States of America to the registered owner named above, or registered assigns, on the maturity date stated above (unless this bond shall have been called for prior redemption, in which case on such redemption date), upon the presentation and surrender hereof at the designated corporate trust office of U.S. Bank Trust Company, National Association, in Salt Lake City, Utah, as trustee, or at the designated corporate trust office of its successor in trust (the “Trustee”), under an Amended and Restated Trust Indenture, dated as of July 1, 2022 (as amended and supplemented by a First Supplemental Trust Indenture dated as of August 1, 2022 (the “First Supplement”), and as further amended, restated, supplemented or otherwise modified from time to time, the “Indenture”), by and between the County and the Trustee, and to pay, from like sources, to the person who is the registered owner hereof on the fifteenth day of the month next preceding any interest payment date (the “Regular Record Date”) by wire or by check mailed to such registered owner at his or her address as it last appears on the registration records kept for that purpose at the designated corporate trust office of the Trustee, interest on said sum in like coin or currency from the date hereof at the interest rate set forth above, payable semiannually on March 1 and September 1 of each year, commencing September 1, 2022, until payment of the principal hereof has been made or provided for. Any such interest not so timely paid shall cease to be payable to the registered owner hereof at the close of business on the Regular Record Date and shall be payable to the registered owner hereof at the close of business on a Special Record Date (as defined in the Indenture) for the payment of any defaulted interest at the Late Payment Rate as provided in the Loan Agreement. Such Special Record Date shall be fixed by the Trustee whenever money becomes available for payment of the defaulted interest, and notice of the Special Record Date shall be given to the registered owners of the Bonds not less than 10 days prior thereto.

Any capitalized term used herein that is not defined herein shall have the same meaning ascribed thereto in the Indenture and the hereinafter defined Agreement.

This bond is one of a duly authorized series of bonds of the County designated as “Gallatin County, Montana Industrial Development Revenue Bonds (Bridger Aerospace Group Project), Series 2022B (Taxable) (Sustainability Bonds),” in the aggregate principal amount of $25,000,000 (the “Series 2022B Bonds” or “Bonds”), issued under and equally and ratably secured by the Indenture. The Bonds have been issued under the County Title 90, Chapter 5, Part 1, Montana Code Annotated, as amended (the “Act”) to finance for Bridger Aerospace Group, LLC, a Delaware limited liability company (the “Borrower Representative”); Bridger Air Tanker, LLC, a Montana limited liability company; Bridger Air Tanker 1, LLC, a Montana limited liability company; Bridger Air Tanker 2, LLC, a Montana limited liability company Bridger Air Tanker 3, LLC, a Montana limited liability company; Bridger Air Tanker 4, LLC, a Montana limited liability company; Bridger Air Tanker 5, LLC, a Montana limited liability company; Bridger Air Tanker 6, LLC, a Montana limited liability company; Bridger Air Tanker 7 LLC, a Montana limited liability company; Bridger Air Tanker 8, LLC, a Montana limited liability company; Bridger Solutions International 1, LLC, a Montana limited liability company; and Bridger Solutions International 2, LLC, a Montana limited liability company (individually and collectively “Borrowers”), which presently own and operate an airplane hangar and firefighting aircraft, the costs of (a) assisting the Borrowers with financing and refinancing the costs of: (1) constructing and equipping two airplane hangars to be located at Gallatin Field in the County; (2) the acquisition price and finance deposits for new Superscooper firefighting aircraft; (3) financing assets and related working capital previously acquired with equity; (4) refinancing of collateralized financings to facilitate the capital expenditures referenced in (1) through (3); and (5) acquiring additional capital improvements to further the Borrowers’ provision of aerial wildfire solutions; (b) funding a debt service reserve; and (c) paying certain issuance costs in connection with the Series 2022B Bonds (the “Taxable Series 2022B Project”);

The financing of the Taxable Series 2022B Project has been authorized by a resolution duly adopted by the County pursuant to the laws of the State of Montana (the “State”).

The Bonds are special, limited obligations of the County payable solely from and secured by: (a) a pledge of certain rights of the County under and pursuant to the Amended and Restated Loan Agreement, dated as of August 1, 2022 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), by and between the County and the Borrowers; (b) a pledge of the Funds and Revenues, as defined in the Indenture, and all trust accounts created under the Indenture and the Agreement; (c) all of the County’s rights to receive Loan Payments (as defined in and subject to the Agreement) of the Borrowers and (d) the interests of the Borrowers in and to all Property now or hereafter existing to the extent that a security interest in the same has been granted to the Trustee under the Deed of Trust, the Security Agreement and the Account Control Agreement (as such terms are defined in the Agreement).

The Agreement permits the incurrence of Additional Parity Indebtedness, as defined in the Agreement, secured on a parity with the obligations of the Borrowers under the Agreement and any such Additional Parity Indebtedness as the Borrowers may incur in the future are parity obligations and are equally and ratably secured, except as provided in the Agreement.

THIS BOND SHALL NEVER CONSTITUTE THE DEBT OR INDEBTEDNESS OF THE COUNTY WITHIN THE MEANING OF ANY PROVISION OR LIMITATION OF THE CONSTITUTION AND STATUTES OF THE STATE OF MONTANA AND SHALL NOT CONSTITUTE NOR GIVE RISE TO A PECUNIARY LIABILITY OF THE COUNTY OR A CHARGE AGAINST ITS GENERAL CREDIT OR TAXING POWERS. THIS BOND SHALL BE A SPECIAL LIMITED OBLIGATION OF THE COUNTY, PAYABLE OUT OF THE REVENUES DERIVED PURSUANT TO THE AGREEMENT.

Reference is hereby made to the Indenture and the Agreement for a description of the nature and extent of the security, the rights, duties and obligations of the County, the Trustee and the registered owners of the Bonds and the terms and conditions upon which the Bonds are, and are to be, secured, and a statement of the rights, duties, immunities and obligations of the County and the Trustee.

The Bonds are subject to redemption by the County at the direction of the Borrowers in whole at any time upon certain events of damage, destruction or condemnation of the Financed Property (as defined in the Agreement) or upon certain changes in law at a redemption price equal to 100% of the principal amount thereof and accrued interest to the redemption date.

The Bonds are subject to redemption by the County at the direction of the Trustee if directed by the Majority Bondholder in part on any interest payment date, but only from the proceeds of insurance, as provided in the Indenture and the Agreement, at a redemption price equal to 100% of the principal amount of the Bonds redeemed plus any then-applicable premium and accrued interest to the redemption date.

The Bonds are subject to redemption by the County at the direction of the Borrowers in part on any interest payment date, but only from the proceeds of condemnation awards, as provided in the Indenture and the Agreement, at a redemption price equal to 100% of the principal amount of the Bonds redeemed and accrued interest to the redemption date.

The Bonds are subject to mandatory redemption in whole or in part, as applicable, at any time upon certain events including the sale of any Superscooper firefighting equipment by the Borrowers, from Excess Cash Flow if certain conditions are met, and from the sale and loss of control of BAG Holdings, all at a redemption price equal to 100% of the principal amount thereof plus any premium that would be applicable to an optional redemption of the Series 2022B Bonds on such date pursuant to the First Supplement (and if such redemption is prior to September 1, 2025, the applicable premium shall be 3%) and accrued interest to the redemption date.

The Bonds are subject to optional redemption as set forth in the Indenture. The Bonds are not subject to mandatory sinking fund redemption.

In the event less than all Bonds are to be redeemed they shall be redeemed from such maturities as the Borrowers may determine (less than all of the Bonds of a single maturity to be selected by lot in such manner as the Trustee may determine). Notice of the call for redemption shall be given by the Trustee by transmitting a copy of the redemption notice by first-class mail and/or by electronic means, not more than 45 nor less than 20 days prior to the redemption date, to the registered owner of the Bond to be redeemed in whole or in part at the address last shown on the registration records. Failure to give such notice, or any defect therein, shall not affect the validity of any proceedings for the redemption of such Bonds for which no default or defect occurs. All Series 2022B Bonds called for redemption will cease to bear interest after the specified redemption date, provided funds for their payment are on deposit at the place of payment at the time. Conditional notices of redemption are permitted by the Indenture.

The Bonds shall be issued as fully registered bonds in the denomination of $100,000 or any integral multiple of $5,000 in excess thereof within a maturity and upon surrender thereof at the designated corporate trust office of the Trustee may, at the option of the registered owner thereof, be exchanged for an equal aggregate principal amount of Bonds of the same maturity of other authorized denominations in the manner and subject to the conditions provided in the Indenture.

This bond is fully transferable by the registered owner hereof in person or by his or her duly authorized attorney on the registration records kept by the Trustee, upon surrender of this bond together with a duly executed written instrument of transfer satisfactory to the Trustee; subject, however, to the terms of the Indenture which limit the transfer and exchange of Bonds during certain periods. Upon such transfer, a new fully registered Series 2022B Bond of authorized denomination or denominations for the same aggregate principal amount and maturity will be issued to the transferee in exchange herefor, all subject to the terms, limitations and conditions set forth in the Indenture. This bond may not be transferred or sold to anyone other than a “Qualified Institutional Buyer”, within the meaning of Rule 144A promulgated under the Securities Act of 1933.

The County and the Trustee may deem and treat the person in whose name this bond is registered as the absolute owner hereof, whether or not this bond shall be overdue, for the purpose of receiving payment and for all other purposes, except to the extent otherwise provided herein and in the Indenture with respect to Regular Record Dates and Special Record Dates for the payment of interest, and neither the County nor the Trustee shall be affected by any notice to the contrary.

To the extent permitted by, and as provided in, the Indenture, modifications or amendments of the Indenture, or of any indenture supplemental thereto, and of the rights and obligations of the County and of the registered owners of the Series 2022B Bonds may be made with the consent of the County and, in certain circumstances, with the consent of the owners of not less than two-thirds in aggregate principal amount of the Series 2022B Bonds then outstanding; provided, however, that no such modification or amendment shall be made which will affect the terms of payment of the principal of, premium, if any, or interest on any of the Series 2022B Bonds, which are unconditional, without the consent of the owners of 100% in aggregate principal amount of the Series 2022B Bonds then outstanding. Any such consent by the registered owner of this bond shall be conclusive and binding upon such registered owner and upon all future registered owners of this bond and of any bond issued upon the transfer or exchange of this bond whether or not notation of such consent is made upon this bond.

The registered owner of this bond shall have no right to enforce the provisions of the Indenture or to institute action to enforce the pledge, assignment or covenants made therein or to take any action with respect to an event of default under the Indenture or to institute, appear in, or defend any suit, action or other proceeding at law or in equity with respect thereto, except as provided in the Indenture. In case an Event of Default under the Indenture shall occur, the principal of all the Bonds at any such time outstanding may be declared or may become due and payable, upon the conditions and in the manner and with the effect provided in the Indenture. The Indenture provides that such declaration may in certain events be rescinded by the Trustee, the registered owners of a requisite principal amount of the Bonds then outstanding or, in certain instances, the registered owners of a requisite principal amount of the Bonds and of Additional Parity Indebtedness then outstanding.

Neither the officers of the County nor any person executing the Bonds shall be liable personally on the Bonds or be subject to any personal liability or accountability by reason of the issuance thereof.

It is hereby certified, recited and declared that all conditions, acts and things required by the constitution or statutes of the State, the Act or the Indenture to exist, to have happened or to have been performed precedent to or in the issuance of this bond exist, have happened and have been performed.

This bond shall not be entitled to any benefit under the Indenture or any indenture supplemental thereto, or become valid or obligatory for any purpose until the Trustee shall have signed the certificate of authentication hereon.

IN WITNESS WHEREOF, GALLATIN COUNTY, MONTANA has caused this bond to be executed by the manual or facsimile signature of its Chair and its official seal to be hereunto impressed or imprinted hereon and attested by the manual or facsimile signature of its County Clerk and Recorder.

GALLATIN COUNTY, MONTANA

By:
Chair, Board of County Commissioners

ATTEST:

By:
County Clerk and Recorder

[SEAL]

TRUSTEE’S CERTIFICATE OF AUTHENTICATION

This Bond is one of the Bonds of the issue described in the within-mentioned Trust Indenture.

U.S. BANK TRUST COMPANY,
NATIONAL ASSOCIATION, as Trustee

By

[NAME], Vice President

Date of Authentication:

[FORM OF ASSIGNMENT]

ASSIGNMENT

FOR VALUE RECEIVED the undersigned hereby sells, assigns and transfers unto the within bond and all rights thereunder, and hereby irrevocably constitutes and appoints to transfer the within bond on the records kept for registration thereof with full power of substitution in the premises.

Dated:

Signature Guaranteed:

Address of transferee:

Social security or other tax

identification number of

transferee:

NOTICE: The signature to this assignment must correspond with the name as it appears on the face of the within bond in every particular, without alteration or enlargement or any change whatever.

[END OF FORM OF ASSIGNMENT]

[FORM OF PREPAYMENT PANEL]

PREPAYMENT PANEL

The following installments of principal (or portions thereof) of this bond have been prepaid in accordance with the terms of the Trust Indenture.

Signature of
Authorized
Date of	Principal	Representative
Prepayment	Prepaid	of DTC

[END OF FORM OF PREPAYMENT PANEL]